PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


                  LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

                                     Part B
                      Statement of Additional Information

                                December 1, 1999
                          (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current prospectus of Limited Term Tax-Exempt Bond Fund of America (the "fund" or "LTEX") dated December 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                  Limited Term Tax-Exempt Bond Fund of America
                              Attention: Secretary
               333 South Hope StreetLos Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        8
Fund Trustees and Officers. . . . . . . . . . . . . . . . . . . . .       10
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       20
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Shareholder Account Services and Privileges . . . . . . . . . . . .       28
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       31
General Information . . . . . . . . . . . . . . . . . . . . . . . .       31
Investment Results and Related Statistics . . . . . . . . . . . . .       32
Financial Statements




             Limited Term Tax-Exempt Bond Fund of America -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


TAX-EXEMPT SECURITIES

- The fund will invest at least 80% of its assets in securities exempt from regular federal income tax.

DEBT SECURITIES

- The fund will invest up to 65% of its assets in bonds (any debt securities having initial maturities in excess of one year).
- The fund may invest up to 20% of its assets in securities subject to federal alternative minimum tax.
- The fund will invest at least 65% of its assets in debt securities rated A or better by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.
- The fund may invest up to 35% of its assets in debt securities rated BBB/Baa by Moody's or S&P or unrated but determined to be of equivalent quality.
- Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by the investment adviser.

MATURITY

- The dollar-weighted average effective maturity of the fund's portfolio will be between 3 and 10 years.
- The maximum dollar-weighted average nominal or stated maturity of the fund's portfolio will be 15 years.
- The maximum effective maturity of any one security in the fund's portfolio will be 10 years.
- The maximum nominal or stated maturity of any security in the fund's portfolio will be 25 years.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a


             Limited Term Tax-Exempt Bond Fund of America -- Page 2 discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.


MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, their exclusion from gross income for federal income tax purposes and, where applicable, state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


             Limited Term Tax-Exempt Bond Fund of America -- Page 3

MUNICIPAL LEASE OBLIGATIONS - The fund may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the Investment Adviser. In determining whether these securities are liquid, the Investment Adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


             Limited Term Tax-Exempt Bond Fund of America -- Page 4

RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


TEMPORARY INVESTMENTS - The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


MATURITY -- Under normal market conditions, the fund's dollar-weighted average effective portfolio maturity will range between 3 and 10 years. The fund will not purchase any security with an effective maturity of more than 10 years. In calculating effective maturity, a feature such as a put, call or sinking fund will be considered to the extent it results in a security whose market characteristics indicate a maturity of 10 years or less, even though the nominal or stated maturity may be beyond 10 years. The Investment Adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.


Additionally, the fund's dollar-weighted average nominal or stated portfolio maturity will not exceed 15 years, and the fund will not purchase any security with a nominal or stated maturity in excess of 25 years. For purposes of determining nominal or stated maturity, the fund will consider only the techniques approved for such purposes by the staff of the Securities and Exchange Commission which currently do not include any call or sinking fund features but are limited to those described in rule 2a-7(d) under the Investment Company Act of 1940 applicable to money market funds.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.


ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


             Limited Term Tax-Exempt Bond Fund of America -- Page 5

The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAXES -- The fund may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum taxes; therefore, while the fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a


             Limited Term Tax-Exempt Bond Fund of America -- Page 6 meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


 1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

 4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

 5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

 6.  Invest in companies for the purpose of exercising control or management;

 7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

 8. Issue senior securities, except as permitted under the Investment Company Act of 1940;

 9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage; nor

10. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features).

NON-FUNDAMENTAL POLICIES -- The following non-fundamental policies may be changed without shareholder approval:


             Limited Term Tax-Exempt Bond Fund of America -- Page 7

1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer (other than securities issued or guaranteed by the governments of any country or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

3. The fund does not currently intend (at least for the next 12 months) to invest in the securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or as deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees and to the extent such investments are allowed by an exemptive order granted by the U.S. Securities and Exchange Commission.

4. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities).

5. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.

6. The fund does not currently intend (at least for the next 12 months) to invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. Government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects. The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction.

7. The fund does not currently intend (at least for the next 12 months) to loan portfolio securities.

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.


                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on July 12, 1993.


All fund operations are supervised by the fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


             Limited Term Tax-Exempt Bond Fund of America -- Page 8

The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


             Limited Term Tax-Exempt Bond Fund of America -- Page 9

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation


                                                                                             AGGREGATE
                                                                                            COMPENSATION
                                                                                       (INCLUDING VOLUNTARILY
                                                                                              DEFERRED
                                                                                          COMPENSATION/1/)
                                                                                           FROM THE FUND
                                POSITION                                                 DURING FISCAL YEAR
                                  WITH           PRINCIPAL OCCUPATION(S) DURING                ENDED
   NAME, ADDRESS AND AGE       REGISTRANT                 PAST 5 YEARS                     JULY 31, 1999
---------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.         Trustee       Corporate Director and author; former             none/3/
 6077 San Elijo, Box 2494                    United States Ambassador to Spain;
 Rancho Santa Fe, CA 92067                   former Vice Chairman of the Board;
 Age: 65                                     Knight Ridder, Inc., former Chairman
                                             and Publisher, The Miami Herald
                                                            ----------------
---------------------------------------------------------------------------------------------------------------
 H. Frederick Christie         Trustee       Private Investor.  Former President and          $2,500/4/
 P.O. Box 144                                Chief Executive Officer, The Mission
 Palos Verdes Estates, CA                    Group (non-utility holding company,
 90274                                       subsidiary of Southern California
 Age: 66                                     Edison Company)
---------------------------------------------------------------------------------------------------------------
 + Don R. Conlan               Trustee       President (retired), The Capital Group            none/5/
 Age: 63                                     Companies, Inc.
---------------------------------------------------------------------------------------------------------------
 Diane C. Creel                Trustee       CEO and President, The Earth Technology          $2,500/4/
 100 W. Broadway                             Corporation (international consulting
 Suite 5000                                  engineering)
 Long Beach, CA 90802
 Age: 51
---------------------------------------------------------------------------------------------------------------
 Martin Fenton                 Trustee       Chairman, Senior Resource Group LLC              $ 2,900
 4660 La Jolla Village                       (development and management of senior
 Drive                                       living communities)
 Suite 725
 San Diego, CA 92122
 Age: 64
---------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller             Trustee       President, Fuller Consulting (financial          $2,500/4/
 4337 Marina City Drive                      management consulting firm)
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
---------------------------------------------------------------------------------------------------------------
 +* Abner D. Goldstine         President,    Senior Vice President and Trustee,                none/5/
 Age: 69                       PEO and       Capital Research and Management Company
                               Trustee
---------------------------------------------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.        Chairman      Private Investor; former Owner and                none/5/
 Age: 50                       of            President, Energy Investment, Inc.
                               the Board
---------------------------------------------------------------------------------------------------------------
 Richard G. Newman             Trustee       Chairman, President and CEO, AECOM               $4,150/4/
 3250 Wilshire Boulevard                     Technology Corporation (architectural
 Los Angeles, CA 90010-1599                  engineering)
 Age: 63
---------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez              Trustee       President, The Sanchez Family                     none/3/
 5234 Via San Delarro, #1                    Corporation dba McDonald's Restaurants
 Los Angeles, CA 90022                       (McDonald's licensee)
 Age: 56
---------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM      TOTAL NUMBER
                                  ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND          BOARDS
                                   MANAGEMENT COMPANY          ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE     TRUSTEE
   NAME, ADDRESS AND AGE        YEAR ENDED JULY 31, 1999      SERVES/2/
--------------------------------------------------------------------------
 Richard G. Capen, Jr.                  $ 42,700                  14
 6077 San Elijo, Box 2494
 Rancho Santa Fe, CA 92067
 Age: 65
--------------------------------------------------------------------------
 H. Frederick Christie                  $203,600                  19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 66
--------------------------------------------------------------------------
 + Don R. Conlan                         none/5/                  12
 Age: 63
--------------------------------------------------------------------------
 Diane C. Creel                         $ 48,000                  12
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802
 Age: 51
--------------------------------------------------------------------------
 Martin Fenton                          $130,600                  15
 4660 La Jolla Village
 Drive
 Suite 725
 San Diego, CA 92122
 Age: 64
--------------------------------------------------------------------------
 Leonard R. Fuller                      $ 51,600                  12
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
--------------------------------------------------------------------------
 +* Abner D. Goldstine                   none/5/                  12
 Age: 69
--------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.                  none/5/                  14
 Age: 50
--------------------------------------------------------------------------
 Richard G. Newman                      $107,100                  13
 3250 Wilshire Boulevard
 Los Angeles, CA 90010-1599
 Age: 63
--------------------------------------------------------------------------
 Frank M. Sanchez                       $  3,000                  12
 5234 Via San Delarro, #1
 Los Angeles, CA 90022
 Age: 56
--------------------------------------------------------------------------




            Limited Term Tax-Exempt Bond Fund of America -- Page 10

            Limited Term Tax-Exempt Bond Fund of America -- Page 11

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071
1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Richard G. Capen, Jr. and Frank M. Sanchez did not serve as Trustees of
  Limited Term Tax-Exempt Bond Fund of America during the fund's fiscal year ended July 31, 1999 and, therefore, received no compensation. Both were elected by shareholders as Trustees on December 1, 1999.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended July 31, 1999 for participating Trustees is as follows: H. Frederick Christie ($6,175), Diane C. Creel ($1,597), Martin Fenton ($9,544), Leonard R. Fuller ($3,531) and Richard G. Newman ($24,505). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

5 Don R. Conlan, Paul G. Haaga, Jr., and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


            Limited Term Tax-Exempt Bond Fund of America -- Page 12

                                    OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Neil L. Langberg        46   Senior Vice      Vice President - Investment
11100 Santa Monica           President        Management Group, Capital
Blvd.                                         Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Mark R. Macdonald       40   Senior Vice      Vice President - Investment
11100 Santa Monica           President        Management Group, Capital
Blvd.                                         Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Michael J. Downer       44   Vice President   Senior Vice President - Fund
333 South Hope Street                         Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Brenda S. Ellerin       36   Vice President   Vice President, Capital Research
11100 Santa Monica                            Company*
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Julie F. Williams       51   Secretary        Vice President - Fund Business
333 South Hope Street                         Management Group, Capital
Los Angeles, CA 90071                         Research and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   36   Treasurer        Vice President - Fund Business
135 South State                               Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Kimberly S. Verdick     35   Assistant        Assistant Vice President - Fund
333 South Hope Street        Secretary        Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Todd L. Miller          41   Assistant        Assistant Vice President - Fund
135 South State              Treasurer        Business Management Group,
College Blvd.                                 Capital Research and Management
Brea, CA 92821                                Company
-------------------------------------------------------------------------------



All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $900 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of November 1, 1999 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


            Limited Term Tax-Exempt Bond Fund of America -- Page 13

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until May 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


            Limited Term Tax-Exempt Bond Fund of America -- Page 14

The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness.


The Investment Adviser receives a fee, at an annual rate of 0.30% per annum on the first $60 million of the fund's average net assets, plus 0.21% per annum on the portion of such net assets in excess of $60 million, plus 3% of the fund's gross investment income for the preceding month. Assuming net assets of $300 million and gross income levels of 3%, 4%, 5%, 6%, and 7%, management fees would be 0.32%, 0.35%, 0.38%, 0.41% and 0.44%, respectively. For the purposes of such computations under the Agreement, the fund's gross Investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.


The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.


For the fiscal years ended July 31, 1999, 1998, and 1997, the Investment Adviser received advisory fees of $999,000, $830,000, and $815,000, respectively. Fee waivers amounted to $63,000 for the year ended July 31, 1999.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended July 31, 1999 amounted to $189,000 after allowance of $737,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $113,000 and $155,000, respectively after an allowance of $463,000 and $625,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the


            Limited Term Tax-Exempt Bond Fund of America -- Page 15

Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.


Under the Plan the fund may expend up to 0.30% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended July 31, 1999, the fund paid or accrued $794,000 for compensation to dealers under the Plan. As of July 31, 1999, accrued and unpaid distribution expenses were $71,000.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long--


            Limited Term Tax-Exempt Bond Fund of America -- Page 16 term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


            Limited Term Tax-Exempt Bond Fund of America -- Page 17

Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund


            Limited Term Tax-Exempt Bond Fund of America -- Page 18 which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


In most cases, the interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. The fund may invest without limitation in "private activity" bonds. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% (20% on capital gains with respect to assets held more than one year) and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum tax income. With respect to corporate shareholders of the fund, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


            Limited Term Tax-Exempt Bond Fund of America -- Page 19

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



            Limited Term Tax-Exempt Bond Fund of America -- Page 20

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.



Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT


            Limited Term Tax-Exempt Bond Fund of America -- Page 21

SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)




PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Man-


            Limited Term Tax-Exempt Bond Fund of America -- Page 22 agement Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


            Limited Term Tax-Exempt Bond Fund of America -- Page 23

     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy variable annuities or variable life insurance policies (American Legacy, American Legacy II, American Legacy III, and American Legacy Shareholder's Advantage variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities or variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:


            Limited Term Tax-Exempt Bond Fund of America -- Page 24

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, as well as individual holdings in various American Legacy variable annuities and variable life insurance policies to qualify for a reduced sales charge. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the


            Limited Term Tax-Exempt Bond Fund of America -- Page 25 time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


            Limited Term Tax-Exempt Bond Fund of America -- Page 26

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -    Requests must be signed by the registered shareholder(s)

     -    A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -       Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     -- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).


            Limited Term Tax-Exempt Bond Fund of America -- Page 27

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent. Checks that remain uncashed earn no interest.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also


            Limited Term Tax-Exempt Bond Fund of America -- Page 28 may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


            Limited Term Tax-Exempt Bond Fund of America -- Page 29

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The funds' declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


            Limited Term Tax-Exempt Bond Fund of America -- Page 30

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Dealer concessions paid on underwriting transactions for the fiscal years ended July 31, 1999, 1998 and 1997, amounted to $221,000, $262,000 and $121,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $70,000 for the fiscal year ended July 31, 1999.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Trustees.


            Limited Term Tax-Exempt Bond Fund of America -- Page 31

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on July 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. The fund understands that these service providers have updated all of their computer systems to process date-related information properly following the turn of the century. However, there can be no assurance that these steps are sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
               MAXIMUM OFFERING PRICE PER SHARE -- JULY 31, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $14.62
Maximum offering price per share
  (100/95.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $15.35

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 4.00% based on a 30-day (or one month) period ended July 31, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


            Limited Term Tax-Exempt Bond Fund of America -- Page 32

     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax-equivalent yield based on the maximum combined effective federal/state tax rate of 39.6% for the 30-day (or one month) period ended July 31, 1999 was 6.62%.


The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


As of July 31, 1999, the fund's total return over the past twelve months and average annual total return over its lifetime were -2.28% and 4.17%, respectively. Over the fund's lifetime (October 6, 1993 to July 31, 1999), the Lehman Brothers 7-Year Municipal Bond Index<F1> and the Lipper Intermediate Municipal Debt Funds Average<F2> had average annual total returns of 5.13% and 4.60%, respectively. The fund's average annual total return at net asset value over the past twelve months and average annual over its lifetime at July 31, 1999 were 2.59% and 5.05%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.
[FN]
<F1> The Lehman Brothers 7-Year Municipal Bond Index is unmanaged, reflects no expenses or management fees and consists of a large universe of municipal bonds issued as state general obligations or revenue bonds with a minimum rating of BBB by Standard & Poor's Corporation.
<F2> The Lipper Intermediate Municipal Debt Funds Average is comprised of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.


            Limited Term Tax-Exempt Bond Fund of America -- Page 33

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


            Limited Term Tax-Exempt Bond Fund of America -- Page 34

            Limited Term Tax-Exempt Bond Fund of America -- Page 35


   Limited Term Tax-Exempt Bond Fund of America
July 31, 1999


PORTFOLIO COMPOSITION
]pie chart]
California(CA)  -  10.67%
Louisiana(LA)  -  8.72%
New York(NY)  -  7.02%
Michigan(MI)  -  6.49%
Illinois(IL)  -  6.48%
North Carolina(NC)  -  4.49%
Maine(ME)  -  4.40%
Washington(WA)  -  3.90%
Texas(TX)  -  3.62%
Wisconsin(WI)  -  3.33%

Other States  -   34.61%

Cash & equivalents  -  6.27%
[end pie chart]
Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Ref. = Refunding
Rev. = Revenue






Limited Term Tax-Exempt Bond Fund of America
Investment Portfolio, July 31, 1999
                                                                   Principal     Market
                                                                      Amount      Value
                                                                        (000)      (000)
                                                                    --------   --------

Tax-Exempt Securities Maturing in More Than One Year - 93.73%
Alabama  -  1.09%
Industrial Dev. Board of the City of Butler, Pollution Control         $3,000   $  3,067
 Ref. Rev. Bonds (James River Project), Series 1993, 5.50% 2005

Alaska  -  1.44%
Industrial Dev. and Export Auth., Power Rev. Bonds, First Series AMT
 (Snettisham Hydroelectric Project), AMBAC Insured:
5.25% 2005                                                              1,000      1,025
5.50% 2007                                                              1,000      1,034
Student Loan Corp., Student Loan Rev. Bonds:
1997 Series A AMT, AMBAC Insured, 5.20% 2006                            1,000      1,013
1999 Series A, AMBAC Insured, 4.80% 2007                                1,000        990

Arizona  -  1.02%
Educational Loan Marketing Corp., 1992 Educational Loan Rev. Bo         1,000      1,032
 Series B AMT, 6.95% 2001
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Re         1,950      1,844
 (Catholic Healthcare West Project), 1998 Series A, 4.30% 2005

California  -  10.67%
Health Facs. Fncg. Auth.:
Hospital Rev. Bonds (Downey Community Hospital), Series 1993:
5.00% 2001                                                              1,150      1,161
5.20% 2003                                                              1,000      1,018
5.30% 2004                                                              1,010      1,033
Rev. Bonds (Catholic Healthcare West), 1998 Series A:
5.00% 2006                                                              1,000        977
5.00% 2007                                                              1,000        969
Pollution Control Fncg. Auth., Solid Waste Disposal Ref. Rev. B         3,500      3,470
 (USA Waste Services, Inc. Project), Series 1998A AMT, 5.10% 2018
 (2008)(1)
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bond         4,000      3,886
 (Irvine Apartment Communities, LP), Series 1998A-1 AMT, 5.05% 2025
 (2008)(1)
Association of Bay Area Governments, Fncg. Auth. for Nonprofit          1,405      1,415
 Ref. Rev. Cert. of Part. (Episcopal Homes Foundation), Series 1998,
 5.00% 2007
City of Duarte, City of Hope National Medical Center, Cert. of          1,000        993
 Series 1999A, 5.25% 2008
City of Fremont, Multifamily Housing Rev. Ref. Bonds, Issue A o         1,830      1,900
 (Durham Greens Project), 5.40% 2026 (2006)(1)
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
 Project), 1995 Series A:
5.75% 2005                                                              3,000      3,146
5.75% 2006                                                                780        819
County of Los Angeles, Capital Asset Leasing Corp., Cert. of Pa         2,555      2,655
 (Marina del Rey), 1993 Series A, 6.25% 2003
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds,             905        930
 1993 Series A, 5.70% 2001
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds          2,200      2,421
 & Gamble Project), 1995 Series, 7.00% 2004
Sacramento Power Auth., Cogeneration Project Rev. Bonds (Campbell Soup
 Project), 1995 Series:
6.50% 2004                                                              2,000      2,155
6.50% 2005                                                              1,100      1,199

Colorado  -  3.22%
Housing and Fin. Auth., Single Family Program Senior Bonds, 199           595        611
 Series C-2, 5.625% 2009 (2000)(1)
City and County of Denver, Airport System Rev. Bonds, Series 19         1,640      1,736
 6.55% 2003
Eaglebend Affordable Housing Corp., Multifamily Housing Project Rev.
 Ref. Bonds, Series 1997A:
5.45% 2002                                                                455        463
5.75% 2007                                                              2,585      2,669
The Regents of the University of Colorado, Refunding Cert. of P         2,415      2,583
 (Telecommunications and Cogeneration Projects), Series 1996, AMBAC
 Insured, 6.00% 2005
University of Colorado Hospital Auth., Hospital Ref. Rev. Bonds         1,000      1,045
 Series 1997A, AMBAC Insured, 5.50% 2007

Connecticut  -  0.57%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds,
 1996 Series A:(2)
6.25% 2002 (Escrowed to Maturity)                                         500        531
6.375% 2004 (Escrowed to Maturity)                                        995      1,087

District of Columbia  -  1.60%
G.O. Ref. Bonds, Series 1993D, FGIC Insured:
5.10% 2002 (Escrowed to Maturity)                                          42         43
5.10% 2002                                                                958        981
Fixed Rate Rev. Bonds (National Academy of Sciences Project),           1,065      1,078
 Series 1999A, AMBAC Insured, 5.00% 2007
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
 Series 1997A, MBIA  Insured:
6.00% 2006 (Escrowed to Maturity)                                       1,000      1,080
6.00% 2007 (Escrowed to Maturity)                                       1,250      1,353

Florida  -  1.03%
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds,          1,500      1,503
 Series 1999A (Shell Point/Alliance Obligated Group, Shell Point
 Village Project), 5.25% 2005
Meadow Pointe II, Community Dev. Dist. (Pasco County), Capital          1,445      1,418
 Improvement Rev. Bonds, Series 1998A, 5.25% 2003

Hawaii  -  1.10%
Cert. of Part. (Kapolei State Office Building), 1998 Series A,
 AMBAC Insured:
4.10% 2004                                                              2,125      2,082
5.00% 2005                                                              1,000      1,017

Idaho  -  1.07%
Housing and Fin. Association, Single Family Mortgage Bonds:
1998 Series C AMT, 5.25% 2011                                             550        555
1998 Series E-3 AMT, 5.125% 2011                                          750        741
1998 Series H AMT, 4.65% 2012                                           1,200      1,154
1998 Series I-2 AMT, 4.70% 2012                                           600        579

Illinois  -  6.48%
Health Facs. Auth., Rev. Ref. Bonds:
Series 1997A, (Advocate Health Care Network):
5.50% 2004                                                              1,250      1,292
5.10% 2005                                                              1,815      1,839
Series 1998A (Advocate Health Care Network), 5.00% 2006                 1,730      1,736
Series 1998 (Centegra Health System), 5.50% 2007                        2,480      2,519
Series 1997A (Highland Park Hospital Project), FGIC Insured, 5.         1,490      1,558
Series 1998 (Northwestern Medical Faculty Foundation, Inc.), MB         1,810      1,866
 Insured,  5.25% 2006
Series 1993 (OSF Healthcare System), 5.25% 2001                         2,300      2,335
Series 1997A (Victory Health Services), 5.25% 2004                      1,755      1,786
Housing Dev. Auth., Multi-Family Housing Bonds, 1992 Series A,          1,165      1,231
 6.55% 2003
City of Chicago, G.O. Certificates, Series 1997, 5.25% 2006             1,030      1,063
County of Cook, G.O. Capital Improvement Bonds, Series 1996,            1,000      1,083
 FGIC Insured, 6.00% 2006

Indiana  -  1.58%
Health Facs. Fncg. Auth., Hospital Rev. Bonds:
Charity Obligated Group:
Series 1999D, 5.50% 2008 (3)                                            1,000      1,030
Series 1997D, 5.00% 2026 (2007)(1)                                      1,455      1,448
Clarian Health Partners, Inc., Series 1996A, MBIA Insured, 5.25         1,000      1,020
Hospital Auth. of the City of Fort Wayne, Rev. Bonds, Series 19         1,000        978
 (Parkview Health System, Inc. Project), MBIA Insured, 4.10% 2004

Iowa  -  0.74%
Student Loan Liquidity Corp., Student Loan Rev. Bonds, Series 1         2,000      2,106
 AMT, 6.80% 2005

Kentucky  -  2.14%
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds,
 Series 1997 (Appalachian Regional Healthcare, Inc. Project):
5.20% 2004                                                              1,000        984
5.40% 2006                                                              1,500      1,465
5.50% 2007                                                                465        454
Cities of Carrollton and Henderson, Public Energy Auth. of Kentucky
 Trust, Gas Rev. Bonds, Series 1998A, FSA Insured:
5.00% 2006                                                              1,600      1,633
5.00% 2007                                                              1,500      1,525

Louisiana  -  8.72%
Offshore Terminal Auth., Deepwater Port Ref. Rev. Bonds (LOOP I         5,000      5,256
 Project), First Stage, Series 1990E, 7.45% 2004
Public Facs. Auth., Hospital Rev. and Ref. Bonds (Franciscan
 Missionaries of Our Lady Health System Project):
Series 1998A, FSA Insured, 5.50% 2006                                   4,500      4,701
Series 1998C, MBIA Insured:
5.25% 2006                                                              1,000      1,030
5.50% 2005                                                              1,500      1,567
Jefferson Parish Hospital:
Dist. No. 1, Parish of Jefferson (West Jefferson Medical Center         1,695      1,708
 Hospital Rev. Bonds, Series 1998A, FSA Insured, 5.00% 2007
Service Dist. No. 2, Parish of Jefferson, Hospital Rev. Bonds,
 Series 1998, FSA Insured:
5.00% 2005                                                              2,150      2,188
5.00% 2007                                                              1,500      1,512
Lake Charles Harbor and Terminal Dist., Port Facs. Rev. Ref. Bo         6,000      6,668
 (Trunkline LNG  Co. Project), Series 1992, 7.75% 2022

Maine  -  4.40%
Educational Loan Marketing Corp., Senior Student Loan Rev. Bonds:
Series 1991 AMT, 6.90% 2003                                             2,515      2,619
Series 1994A-4 AMT:
5.95% 2003                                                              1,000      1,046
6.05% 2004                                                              1,500      1,571
Housing Auth., Mortgage Purchase Bonds:
1994 Series E, 6.30% 2002                                               1,650      1,696
1994 Series C-1, 5.90% 2015                                             3,890      4,025
Student Loan Rev. Ref. Bonds, Series 1992A-1 AMT:
6.20% 2003                                                                515        540
6.30% 2004                                                                880        925

Maryland  -  0.74%
Community Dev. Administration, Dept. of Housing and Community Dev.,
 Single Family Program Bonds:
1994 Fifth Series AMT, 5.875% 2017 (2001)(1)                              155        158
1994 First Series, 5.70% 2017 (2004)(1)                                 1,905      1,943

Massachusetts  -  1.38%
Industrial Fin. Agcy, Resource Recovery Rev. Ref. Bonds (Ogden          1,550      1,536
 Haverhill Project), Series 1998A, 5.15% 2007
The New England Education Loan Marketing Corp., Student Loan Rev.
 Ref. Bonds:
1992 Senior Issue A, 6.50% 2002                                         1,000      1,053
1992 Issue C AMT, 6.75% 2002                                            1,250      1,316

Michigan  -  6.49%
Hospital Fin. Auth., Rev. Ref. Bonds:
Genesys Health System Obligated Group, Series 1995A, 7.20% 2003         1,375      1,524
 (Escrowed to Maturity)
Pontiac Osteopathic, Series 1994A, 5.375% 2006                          4,345      4,259
State Hospital Fin. Auth., Hospital Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group:
Series 1993B, AMBAC Insured, 5.00% 2006                                 1,000      1,009
Series 1997A, AMBAC Insured, 5.00% 2006                                 1,000      1,009
Hackley Hospital Obligated Group, Series 1998A, 4.90% 2007              1,140      1,118
Mercy Health Services, Series 1997T, 6.25% 2011                         1,000      1,079
Sinai Hospital of Greater Detroit, Series 1995, 6.00% 2008              2,000      1,988
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992 Series A, A         1,200      1,272
 Insured, 6.40% 2005
City of Detroit, G.O. Refunding Bonds (Unlimited Tax):
Series 1995-A:
6.10% 2003                                                              1,800      1,891
6.25% 2004                                                              1,000      1,064
Series 1995-B, 6.75% 2003                                               2,000      2,142

Minnesota  -  0.35%
City of Maplewood, Health Care Fac. Rev. Bonds (HealthEast Proj         1,000        992
 Series 1996, 5.80% 2003

Nebraska  -  0.57%
Hospital Auth. No. 1 of Lancaster County, Rev. Bonds, Series 19         1,530      1,607
 (Sisters of Charity Health Care Systems, Inc.), MBIA Insured,
 6.375% 2005

Nevada  -  0.35%
Housing Division, Single Family Mortgage Bonds, 1998 Series B-1         1,000        995
 5.20% 2011

New Jersey  -  1.95%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village
 Project), Series 1998A:
5.00% 2006                                                              1,275      1,239
5.05% 2007                                                              1,375      1,328
Housing and Mortgage Fin. Agcy., Home Buyer Rev. Bonds, 1994 Se         2,900      2,947
 MBIA  Insured, 5.60% 2016

New Mexico  -  0.33%
Educational Assistance Foundation, Student Loan Rev. Bonds, Sub           900        932
 1992 Series One-B AMT, 6.85% 2005

New York  -  7.02%
Dormitory Auth.:
Center for Nursing & Rehabilitation, Inc., FHA-Insured Mortgage         1,000        984
 Home Rev. Bonds, Series 1997, 4.75% 2007
Cert. of Part., on behalf of the City University of  New York, as
 Lessee (John Jay College of Criminal Justice Project Ref.):
5.75% 2005                                                              2,000      2,106
6.00% 2006                                                              1,500      1,602
Secured Hospital Rev. Ref. Bonds:
Saint Agnes Hospital, Series 1998A, 4.80% 2006                          1,000      1,000
Wyckoff Heights Medical Center, Series 1998H, 5.125% 2008               2,000      2,011
Housing Fin. Agcy., Health Facs. Rev. Bonds (New York City),            5,450      5,841
 1996 Series A Ref., 6.00% 2006
State Medical Care Facs. Fin. Agcy., Mental Health Services Facs.
 Improvement Rev. Bonds, Series 1997B:
5.30% 2004                                                              1,620      1,670
6.00% 2007                                                              2,000      2,139
Castle Rest Residential Health Care Fac., FHA-Insured Mortgage          1,400      1,398
 Bonds,  Series 1997A, 4.875% 2007
City of New York, G.O. Bonds, Fiscal 1996 Series E, 6.50% 2004          1,000      1,079

North Carolina  -  4.49%
Eastern Municipal Power Agcy., Power System Rev. Bonds, Refunding:
Series 1993B:
6.00% 2005 (2003) (1)                                                   1,330      1,361
6.125% 2009                                                             1,750      1,797
Series 1993C, 5.50% 2007                                                1,550      1,542
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds,
 Series 1992:
5.75% 2002                                                              1,010      1,028
6.00% 2004                                                              5,525      5,684
6.00% 2005                                                              1,250      1,288

Ohio  -  0.95%
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, 1992 Ser           385        388
 A-2 AMT, 5.70% 2013 (1999)(1)
County of Franklin, Hospital Facs. Rev. Ref. and Improvement Bo         1,120      1,183
 (Doctors Hospital Project), Series 1993, 5.70% 2004 (Escrowed
 to Maturity)
County of Knox, Hospital Facs Ref. Rev. Bonds, Series 1998 (Kno         1,155      1,126
 Community Hospital), Asset Guaranty Insured, 4.70% 2008

Oklahoma  -  0.90%
Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, 1994 Ser           165        165
 AMT, 6.25% 2016 (1999)(1)
Industries Auth., Health System Rev. Ref. Bonds (INTEGRIS Health),
 Series 1995D, AMBAC Insured:
5.25% 2004                                                              1,000      1,032
5.25% 2006                                                              1,300      1,339

Pennsylvania  -  2.32%
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona Hospi         2,180      2,221
 Project), 1998 Series A, AMBAC Insured, 5.00% 2005 (3)
Higher Educational Facs. Auth., UPMC Health System Rev. Bonds,          2,000      2,009
 Sries 1999A, FSA Insured, 5.00% 2007
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital
 Rev. Bonds (Jefferson Health System), Series 1997A:
5.50% 2006                                                              1,265      1,309
5.50% 2008                                                              1,000      1,015

Rhode Island  -  0.49%
Student Loan Auth., Student Loan Rev. Ref. Bonds, Series 1992B          1,300      1,371
 6.90% 2003 (2001)(1)

South Carolina  -  0.86%
Florence County, Hospital Rev. Bonds, McLeod Regional Medical C         2,330      2,434
 Project, MBIA Insured, Series 1998A, 5.50% 2007

South Dakota  -  0.64%
Housing Dev. Auth., Homeownership Mortgage Bonds, 1996 Series A           770        790
 5.50% 2010
Student Loan Fin. Corp., Student Loan Rev. Bonds, Series 1994-A         1,000      1,032
 5.95%  2001

Tennessee  -  0.88%
The Tennessee Energy Acquisition Corp., Gas Rev. Bonds, Series          1,500      1,494
 AMBAC Insured, 4.35% 2004
Housing Dev. Agcy., Homeownership Program Bonds, Issue 1999-2A          1,000        993
 5.05% 2008

Texas  -  3.62%
G.O. Bonds, Veterans' Housing Assistance Program, Fund I, Serie           725        743
 1994C Ref.  Bonds, 6.25% 2015 (2000)(1)
Dept. of Housing and Community Affairs, Single Family Mortgage          1,595      1,626
 Bonds, 1996 Series B, MBIA Insured, 5.55% 2011(1)
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds
 (Buckner Retirement Services, Inc. Obligated Group Project),
 Series 1998:
5.00% 2005                                                              1,330      1,329
5.00% 2007                                                              1,470      1,449
Brazos Higher Education Auth. Inc., Student Loan Rev. Ref. Bonds:
Series 1992C-1 AMT, 6.20% 2000                                          1,000      1,027
Subordinate Series, 1993C-2 AMT, 5.875% 2004                              910        917
Harris County Health Facs. Dev. Corp.:
Hospital Rev. Ref. Bonds (Children's Hospital Project), Series          1,000      1,072
 MBIA Insured, 6.00% 2004
Hospital Rev. Bonds (Memorial Hermann Hospital System Project),         1,000      1,019
 Series 1998, FSA Insured, 5.25% 2008
Tarrant County, Health Facs. Dev. Corp., Health Resources Syste         1,000      1,040
 Rev. Bonds, Series 1997A, MBIA Insured, 5.50% 2007

Utah  -  1.80%
Housing Fin. Agcy. (Federally Insured or Guaranteed Mortgage Loans):
Single Family Mortgage Purchase Ref. Bonds:
Series 1996, 5.45% 2004                                                   820        848
Series 1997F AMT, 5.50% 2010(1)                                         1,030      1,036
Single Family Mortgage Bonds:
1998 Issue F-2 AMT, 4.25% 2008                                          2,500      2,440
1998 Issue D-2 AMT, 5.25% 2012(1)                                         400        394
1998 Issue E-1 AMT, 5.25% 2012(1)                                         375        369

Vermont  -  0.93%
Educational and Health Buildings Fncg. Agcy, Hospital Rev. Bond         2,500      2,618
 (Medical Center Hospital of Vermont Project), Series 1993, FGIC
 Insured, 5.75% 2007

Virginia  -  1.49%
Housing Dev. Auth., Commonwealth Mortgage Bonds, 1995 Series A          1,000      1,032
  Subseries A-1, 6.50% 2003
Industrial Dev. Auth. of the City of Norfolk, Hospital Rev. Bon         2,000      2,158
 (Daughters of Charity National Health System DePaul Medical Center),
 Series 1992A, 6.50% 2007 (2002)(1)
Pocahontas Parkway Association, Route 895 Connector Toll Road R         1,000      1,009
 Bonds, Series 1998A, 5.25% 2007

Virgin Islands  -  0.72%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Note         2,000      2,024
 Series 1998 C, 5.00% 2002

Washington  -  3.90%
Health Care Facs. Auth.:
Rev. Bonds, Series 1997A (Catholic Health Initiatives), MBIA In         1,000      1,048
 5.50% 2005
Weekly Rate Demand Rev. Bonds (Virginia Mason Medical Center),          2,000      2,149
 1997 Series A, MBIA Insured, 6.00% 2006
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1991A, 6.30% 2001         1,000      1,037
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1992A, 5.90% 2004                                                1,500      1,589
Series 1996A, AMBAC Insured, 5.50% 2004                                 1,000      1,045
Series 1998A, 5.00%  2005                                               1,000      1,019
Series 1997B, 5.50%  2006                                               2,000      2,088
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1990B, 7.375% 200         1,000      1,049

West Virginia  -  0.36%
State Building Commission, Lottery Rev. Bonds, 1997 Series A, M         1,000      1,024
 Insured,  5.00% 2003

Wisconsin  -  3.33%
Health and Educational Facs. Auth.:
Var. Rate Hospital Rev. Bonds (Charity Obligated Group, Daughte         3,860      3,865
 Charity Nat. Health Sys.), Series 1997D, 4.90% 2015 (2005)(1)
Rev. Bonds, Series 1999 (The Monroe Clinic, Inc.), 4.60% 2008           1,010        956
Housing and Econ. Dev. Auth.:
Housing Rev. Ref. Bonds, Series 1992A, 6.20% 2001                       1,500      1,545
Housing Rev. Bonds, 1993 Series B AMT, 5.30% 2006                       3,000      3,050

                                                                             ----------
                                                                                 264,910
                                                                             ----------


Tax-Exempt Securities Maturing in One Year or Less - 5.45%
State of Arizona, Educational Loan Marketing Corp., 1992 Educat         3,000      3,047
 Loan Rev. Bonds, Series A,  6.70%  3/1/00
City of Houston, Tax and Rev. Anticipation Notes, Series 1999,          1,000      1,008
 4.25% 6/30/00
State of Idaho, Tax Anticipation Notes, Series 1999, 4.25% 6/30         1,500      1,511
State of Indiana, Employment Dev. Commission, Pollution Control         1,700      1,703
 Bonds (Chrysler Corp. Project), Series 1985, 5.70% 10/1/99
Kentucky Asset/Liability Commission, General Fund Tax and Rev.          1,000      1,008
 Anicipation Notes, 1999 Series A, 4.25% 6/28/00
County of Los Angeles, Tax and Rev. Anticipation Notes, Series          1,000      1,006
 4.00% 6/30/00
State of South Carolina, Public Service Auth., Rev. Bonds, 1995         1,000      1,012
 Series A, AMBAC Insured, 6.25% 1/1/00
State of Texas, Tax and Rev. Anticipation Notes, Series 1998, 8         3,100      3,103
State of Alaska, City of Valdez, Marine Terminal Rev. Ref. Bond         1,000      1,000
 (Exxon Pipeline Company Project), 1993 Series C, 3.40% 2033(4)
State of Wyoming, General Fund Tax and Rev. Anticipation Notes,         1,000      1,005
 Series 1999, 4.00% 6/27/00
                                                                             ----------
                                                                                  15,403
                                                                             ----------


Total Tax-Exempt Securities (cost: $280,386,000)                                 280,313

Excess of cash and receivables over payables                                       2,318
                                                                             ----------

NET ASSETS                                                                      $282,631
                                                                             ==========
(1) Valued on the basis of the effective maturity - that is, the date at which the security is expected to be called or refunded by the issuer.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Represents a when - issued security.
(4) Coupon rate may change periodically.

See Notes to Financial Statements


Limited Term Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at July 31, 1999 (dollars in thousands)
Assets:
  Tax-exempt securities
    (cost: $280,386)                                 $280,313
  Cash                                                    80
  Receivables for--
    Sales of investments                      $1,011
    Sales of fund's shares                       624
    Accrued interest                           3,902   5,537
                                             ------------------
                                                     285,930
Liabilities:
  Payables for--
    Purchases of investments                   2,058
    Repurchases of fund's shares                 757
    Dividends payable                            289
    Management services                           81
    Accrued expenses                             114   3,299
                                             ------------------
Net Assets at July 31, 1999 --
  Equivalent to $14.62 per share on 19,329,996
  shares of beneficial interest issued and
  outstanding; unlimited shares authorized           $282,631
                                                     ==========

Statement of Operations
for the year ended July 31, 1999
(dollars in thousands)
Investment Income:
  Income:
    Interest on tax-exempt securities                $12,915

  Expenses:
    Management services fee                     $999
    Distribution expenses                        794
    Transfer agent fee                            70
    Reports to shareholders                       60
    Registration statement and prospectus         43
    Postage, stationery and supplies              12
    Trustees' fees                                17
    Auditing and legal fees                       31
    Custodian fee                                  5
    Organization expense                           1
    Other expenses                                20
                                             ----------
      Total expenses before reimbursement      2,052
      Reimbursement of expenses                   63   1,989
                                             ------------------
    Net investment income                             10,926
                                                     ----------
Realized Gain and Net Unrealized
  Depreciation on Investments
  Net realized gain                                    1,150
  Net unrealized depreciation
    investments:
    Beginning of year                          6,133
    End of year                                  (73)
                                             ----------
    Net unrealized depreciation
      on investments                                  (6,206)
                                                     ----------
    Net realized gain and unrealized depreciation
      on investments                                  (5,056)
                                                     ----------
Net Increase in Net Assets
  Resulting from Operations                           $5,870
                                                     ==========

Statement of Changes in Net Assets
(dollars in thousands)
                                             Year endYear ended
                                             July 31,July 31,
                                                1999    1998
                                             ------------------
Operations:
  Net investment income                      $10,926  $9,399
  Net realized gain on investments             1,150   1,474
  Net unrealized depreciation
    on investments                            (6,206)   (674)
                                             ------------------
    Net increase in net assets
      resulting from operations                5,870  10,199
                                             ------------------
Dividends Paid from Net
  Investment Income                          (10,912) (9,406)
                                             ------------------
Capital Share Transactions:
  Proceeds from shares sold:
    10,081,007 and 6,125,626 shares, respecti150,785  90,775
  Proceeds from shares issued in
    reinvestment of net investment
    income dividends:
    525,895 and 436,639 shares, respectively   7,841   6,463
  Cost of shares repurchased:
    6,566,151 and 5,009,998 shares, respectiv(97,927)(74,180)
                                             ------------------
    Net increase in net assets
      resulting from capital share
      transactions                            60,699  23,058
                                             ------------------
Total Increase in Net Assets                  55,657  23,851
Net Assets:
  Beginning of year                          226,974 203,123
                                             ------------------
  End of year (including undistributed       $282,631$226,974
    net investment income: $34 and $1, respec==================

See Notes to Financial Statements


 Limited Term Tax-Exempt Bond Fund of America
 Notes to Financial Statements
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America the ("fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and ten years.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

 PREPAID ORGANIZATION EXPENSES - Expenses incurred in organizing the fund are capitalized and amortized on a straight line basis over five years. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

2. FEDERAL INCOME TAXATION


The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of July 31, 1999, net unrealized depreciation on investments for book and federal income tax purposes aggregated $73,000, of which $2,781,000 related to appreciated securities and $2,854,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1999. During the year ended July 31, 1999, the fund utilized a capital loss carryforward totaling $989,000 to offset, for tax purposes, capital gains realized during the year up to such amount. The fund had available at July 31, 1999 a net capital loss carryforward totaling $1,833,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The cost of portfolio securities for book and federal income tax purposes was $280,386,000 at July 31, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $999,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company, with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of twelve consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses. Fee reductions were $63,000 for the year ended July 31, 1999.

DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1999, distribution expenses under the Plan were $794,000. Had no limitation been in effect, the fund would have paid $1,185,000 in distribution expenses under the Plan. As of July 31, 1999, accrued and unpaid distribution expenses were $71,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $189,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $70,000.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to Trustees, were $45,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $97,784,000 and $42,363,000, respectively, during the year ended July 31, 1999.

As of July 31, 1999, accumulated net realized loss on investments was $1,833,000 and paid-in capital was $284,505,000. The fund reclassified $19,000 to undistributed net investment income from undistributed net realized gains, for the year ended July 31, 1999 as a result of permanent differences between book and tax.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $5,000 was paid by these credits rather than in cash.


Per-Share Data and Ratios

                                                               Year ended    July 31

                                                          1999       1998        1997
                                                     ---------  ---------  ---------
Net Asset Value, Beginning of Period                    $14.85     $14.79     $14.36
                                                     ---------  ---------  ---------
 Income From Investment Operations:
  Net investment income                                    .61        .66        .68
  Net gains or losses on securities (both
   realized and unrealized)                               (.23)       .06        .43
                                                     ---------  ---------  ---------
   Total from investment operations                        .38        .72       1.11
                                                     ---------  ---------  ---------
 Less Distributions:
  Dividends (from net investment income)                  (.61)      (.66)      (.68)
                                                     ---------  ---------  ---------
Net Asset Value, End of Period                          $14.62     $14.85     $14.79
                                                     =========  =========  =========

Total Return (2)                                          2.59%     4.95%    7.96%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                  $283       $227       $203
 Ratio of expenses to average net assets before fee       .77%       .83%       .83%
 Ratio of expenses to average net assets after fee w      .75%       .75%       .75%
 Ratio of net income to average net assets               4.12%      4.40%      4.70%
 Portfolio turnover rate                                17.00%     34.07%     31.89%


                                                                              Period
                                                                          October 6,
                                                    Year ended    July 31    1993(1)
                                                                             to July
                                                          1996       1995   31, 1994
                                                     ---------  ---------  ---------
Net Asset Value, Beginning of Period                    $14.29     $14.10     $14.29
                                                     ---------  ---------  ---------
 Income From Investment Operations:
  Net investment income                                    .69        .69        .49
  Net gains or losses on securities (both
   realized and unrealized)                                .07        .19       (.19)
                                                     ---------  ---------  ---------
   Total from investment operations                        .76        .88        .30
                                                     ---------  ---------  ---------
 Less Distributions:
  Dividends (from net investment income)                  (.69)      (.69)      (.49)
                                                     ---------  ---------  ---------
Net Asset Value, End of Period                          $14.36     $14.29     $14.10
                                                     =========  =========  =========

Total Return (2)                                       5.39%     6.45%      2.11%(3)

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                  $197       $191       $189
 Ratio of expenses to average net assets before fee       .85%       .90%    .73%(3)
 Ratio of expenses to average net assets after fee w      .74%       .64%    .51%(3)
 Ratio of net income to average net assets               4.77%      4.88%   3.67%(3)
 Portfolio turnover rate                                34.95%     45.82%  42.21%(3)

/1/Commencement of operations.
/2/Excludes maximum sales charge of 4.75%.
/3/Based on operations for the period shown and, accordingly, not representative of a full year.


To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America(the "Fund") at July 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Pricewaterhousecoopers LLP
Los Angeles, California
August 31, 1999


Tax Information (unaudited)

During the fiscal year ended July 31, 1999, the fund paid 61.4 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and a taxable ordinary income distribution of 0.10 cents per share.

The fund designates a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.